UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 23, 2013

Amarin Corporation plc

(Exact name of registrant as specified in its charter)

England and Wales	0-21392	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Pembroke House, Upper Pembroke Street 28-32, Dublin 2, Ireland	Not applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +353 1 6699 020

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On April 23, 2013, Amarin Corporation plc (the “Company”) issued a press release announcing the acceptance for review by the U.S. Food and Drug Administration (“FDA”) of the Company’s supplemental New Drug Application (“sNDA”) which seeks approval for the marketing and sale of Vascepa(R) (icosapent ethyl) capsules for use as an adjunct to diet in the treatment of adult patients with high triglycerides (TG ≥200 mg/dL and <500 mg/dL) with mixed dyslipidemia. The sNDA will be subject to a standard review by the FDA and has been assigned a Prescription Drug User Fee Act (“PDUFA”) date of December 20, 2013. The PDUFA date is the target date for the FDA to complete its review of the sNDA. However, there can be no assurance that the FDA will complete its review of the sNDA by this date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2013	Amarin Corporation plc

	By:	/s/ John Thero
John Thero
President